Exhibit 99.3

January 2015

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder	Laura Wehby
SVP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Quarterly Data	Three Months Ended
	December 2014	September 2014	June 2014	March 2014	December 2013	September 2013	June 2013	March 2013
Ratios (percent)
Return on average assets	1.13	1.02	1.34	1.00	1.24	1.35	1.94	1.41
Return on average common equity	10.0	9.2	11.9	9.0	10.8	12.1	17.3	12.5
Average Bancorp shareholders’ equity as a percent of average assets	11.54	11.71	11.57	11.53	11.51	11.71	11.64	11.38
Net interest margin(a)	2.96	3.10	3.15	3.22	3.21	3.31	3.33	3.42
Efficiency(a)	59.6	62.1	58.2	64.9	61.5	59.2	53.2	59.8
Net losses charged off as a percent of average loans and leases	0.83	0.50	0.45	0.76	0.67	0.49	0.51	0.63
ALLL as a percent of portfolio loans and leases	1.47	1.56	1.61	1.65	1.79	1.92	1.99	2.08
Allowance for credit losses as a percent of portfolio loans and leases	1.62	1.71	1.77	1.82	1.97	2.11	2.18	2.28
Nonperforming assets as a percent of portfolio loans, leases and other assets, including OREO(b)	0.82	0.88	0.92	1.05	1.10	1.16	1.32	1.41
Allowance for loan and lease losses as a percent of nonperforming assets(b)	178	178	175	157	161	165	151	147
Allowance for credit losses as a percent of nonperforming assets(b)	196	195	192	173	178	182	165	161

Common Share Data
Earnings per share	$0.44	$0.39	$0.49	$0.36	$0.44	$0.47	$0.67	$0.47
Earnings per diluted share	$0.43	$0.39	$0.49	$0.36	$0.43	$0.47	$0.65	$0.46
Cash dividends per common share	0.13	0.13	0.13	0.12	0.12	0.12	0.12	0.11
Book value per share	17.35	16.87	16.74	16.27	15.85	15.84	15.56	15.42
Common shares outstanding, excluding treasury	824,046,952	834,261,897	844,488,849	847,568,728	855,305,745	887,029,539	851,473,955	874,644,725
Market price per share:
High	$20.69	$21.75	$23.19	$23.39	$21.04	$19.69	$18.60	$16.61
Low	17.74	19.52	20.03	20.50	17.50	18.04	15.80	15.35
End of period	20.38	20.02	21.35	22.96	21.03	18.05	18.05	16.31
Supplemental Data
Common dividends declared ($ in millions)	$107	$108	$110	$102	$103	$106	$102	$96
Full-time equivalent employees	18,351	18,503	18,732	19,080	19,446	20,256	20,569	20,744
Banking centers	1,302	1,308	1,309	1,311	1,320	1,326	1,326	1,320
ATMs	2,638	2,639	2,619	2,614	2,586	2,374	2,433	2,426

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data	Three Months Ended
	December 2014	September 2014	June 2014	March 2014	December 2013	September 2013	June 2013	March 2013
Income Statement ($ in millions)
Interest income (FTE)	$1,016	$1,023	$1,013	$998	$1,007	$997	$989	$1,000
Interest expense	128	115	108	100	102	99	104	107

Net interest income (FTE)	888	908	905	898	905	898	885	893
Provision for loan and lease losses	99	71	76	69	53	51	64	62
Noninterest income:
Service charges on deposits	142	145	139	133	142	140	136	131
Investment advisory revenue	100	103	102	102	98	97	98	100
Corporate banking revenue	120	100	107	104	94	102	106	99
Mortgage banking net revenue	61	61	78	109	126	121	233	220
Card and processing revenue	76	75	76	68	71	69	67	65
Other noninterest income	150	33	226	41	170	185	414	109
Securities gains, net	4	3	8	7	2	2	—	17
Securities gains, net—non-qualifying hedges on mortgage servicing rights	—	—	—	—	—	5	6	2

Total noninterest income	653	520	736	564	703	721	1,060	743
Noninterest expense:
Salaries, wages and incentives	366	357	368	359	388	389	404	399
Employee benefits	79	75	79	101	78	83	83	114
Net occupancy expense	77	78	79	80	77	75	76	79
Technology and communications	54	53	52	53	53	52	50	49
Equipment expense	30	30	30	30	29	29	28	28
Card and processing expense	36	37	37	31	37	33	33	31
Other noninterest expense	276	258	309	296	327	298	361	278

Total noninterest expense	918	888	954	950	989	959	1,035	978
Income before income taxes (FTE)	524	469	611	443	566		846	596
Taxable equivalent adjustment	5	5	5	5	5	5	5	5

Income before income taxes	519	464	606	438	561	604	841	591
Applicable income tax expense	134	124	167	119	159	183	250	179

Net income	$385	$340	$439	$319	$402	$421	$591	$412
Less: Net income attributable to noncontrolling interests	—	—	—	1	—	—	—	(10)

Net income attributable to Bancorp	$385	$340	$439	$318	$402	$421	$591	$422
Dividends on preferred stock	23	12	23	9	19	—	9	9

Net income available to common shareholders	$362	$328	$416	$309	$383	$421	$582	$413

Regulatory Capital Data ($ in millions)(a)
Tier I capital	$12,764	$12,661	$12,644	$12,182	$12,094	$12,762	$12,426	$11,878
Tier II capital	4,132	4,103	4,101	4,174	4,337	3,665	3,666	3,846

Total risk-based capital	$16,896	$16,764	$16,745	$16,356	$16,431	$16,427	$16,092	$15,724

Risk-weighted assets	$117,887	$116,917	$117,117	$116,622	$115,969	$113,801	$111,559	$109,027

Tier I risk-based capital ratio	10.83%	10.83%	10.80%	10.45%	10.43%	11.21%	11.14%	10.89%
Total risk-based capital ratio	14.33%	14.34%	14.30%	14.02%	14.17%	14.43%	14.43%	14.42%
Tier I leverage ratio	9.66%	9.82%	9.86%	9.71%	9.73%	10.64%	10.45%	10.07%
Tier I common equity ratio	9.65%	9.64%	9.61%	9.51%	9.45%	9.95%	9.49%	9.75%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data	As of
	December 2014	September 2014	June 2014	March 2014	December 2013	September 2013	June 2013	March 2013
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$3,091	$3,125	$3,312	$3,153	$3,178	$2,887	$2,390	$2,186
Available-for-sale and other securities	22,408	22,912	22,814	20,749	18,597	18,080	16,187	15,263
Held-to-maturity securities	187	191	194	195	208	265	274	283
Trading securities	360	389	361	347	343	246	219	218
Other short-term investments	7,914	3,637	2,386	2,202	5,116	2,622	1,109	2,286

Total cash and securities	33,960	30,254	29,067	26,646	27,442	24,100	20,179	20,236
Loans held for sale	1,261	641	682	780	944	1,330	2,148	2,691
Portfolio loans and leases	90,084	90,624	90,484	89,705	88,614	87,231	87,032	85,676

Total loans and leases	91,345	91,265	91,166	90,485	89,558	88,561	89,180	88,367
Allowance for loan and lease losses	(1,322)	(1,414)	(1,458)	(1,483)	(1,582)	(1,677)	(1,735)	(1,783)
Bank premises and equipment	2,465	2,467	2,491	2,528	2,531	2,528	2,540	2,540
Operating lease equipment	728	732	667	714	730	707	645	598
Goodwill	2,416	2,416	2,416	2,416	2,416	2,416	2,416	2,416
Intangible assets	15	16	17	18	19	21	23	25
Servicing rights	858	935	931	975	971	919	899	772
Other real estate owned	217	242	266	291	299	312	301	316
Other assets	8,024	7,275	6,999	7,064	8,059	7,786	8,912	7,895

Total assets	$138,706	$134,188	$132,562	$129,654	$130,443	$125,673	$123,360	$121,382

Liabilities
Deposits:
Demand	$34,809	$32,258	$32,140	$31,234	$32,634	$30,153	$30,097	$30,027
Interest checking	26,800	24,930	24,744	25,472	25,875	23,527	22,878	23,175
Savings	15,051	15,355	16,087	16,867	17,045	17,583	18,448	19,339
Money market	17,083	16,199	14,216	13,208	11,644	10,433	9,247	8,613
Foreign office	1,114	1,577	1,418	1,922	1,976	1,409	1,570	1,089
Other time	3,960	3,856	3,724	3,660	3,530	3,524	3,793	3,909
Certificates—$100,000 and over	2,895	3,117	3,623	4,511	6,571	7,497	7,374	5,472
Other foreign office	—	—	—	—	—	—	47	—

Total deposits	101,712	97,292	95,952	96,874	99,275	94,126	93,454	91,624
Federal funds purchased	144	148	153	268	284	225	636	386
Other short-term borrowings	1,556	2,730	3,146	2,717	1,380	3,487	2,112	2,439
Other liabilities	4,662	4,239	3,842	3,698	5,245	5,057	5,941	4,693
Long-term debt	14,967	14,336	13,961	11,233	9,633	8,098	6,940	8,320

Total liabilities	123,041	118,745	117,054	114,790	115,817	110,993	109,083	107,462

Equity
Common and preferred equity	17,169	16,889	16,661	16,122	15,802	15,085	15,292	14,315
Net unrealized gains (losses):
Available-for-sale securities	475	338	410	231	121	268	203	381
Qualifying cash flow hedges	23	12	22	16	13	31	29	37
Accumulated other comprehensive income related to employee benefit plans	(69)	(49)	(50)	(51)	(52)	(81)	(83)	(85)
Treasury stock, at cost	(1,972)	(1,786)	(1,574)	(1,492)	(1,295)	(662)	(1,202)	(766)

Total Bancorp shareholders’ equity	15,626	15,404	15,469	14,826	14,589	14,641	14,239	13,882
Noncontrolling interests	39	39	39	38	37	39	38	38

Total equity	15,665	15,443	15,508	14,864	14,626	14,680	14,277	13,920

Total liabilities and equity	$138,706	$134,188	$132,562	$129,654	$130,443	$125,673	$123,360	$121,382

Share Data
Preferred shares outstanding—Series G	—	—	—	—	—	—	16,442	16,450
Preferred shares outstanding—Series H	24,000	24,000	24,000	24,000	24,000	24,000	24,000	—
Preferred shares outstanding—Series I	18,000	18,000	18,000	18,000	18,000	—	—	—
Preferred shares outstanding—Series J	12,000	12,000	12,000	—	—	—	—	—
Common shares outstanding, excluding treasury	824,046,952	834,261,897	844,488,849	847,568,728	855,305,745	887,029,539	851,473,955	874,644,725
Treasury shares held	99,845,629	89,630,684	79,403,732	76,323,853	68,586,836	36,863,042	72,418,626	49,247,856

Quarterly Data
	Three Months Ended
	December 2014	September 2014	June 2014	March 2014	December 2013	September 2013	June 2013	March 2013
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	91,581	$91,428	$91,241	90,238	$88,865	$89,154	$89,473	$88,880
Taxable securities	22,364	22,594	21,706	20,385	18,383	16,590	15,346	15,224
Tax exempt securities	64	50	52	46	48	44	55	51
Other short-term investments	5,176	2,283	2,182	2,509	4,612	1,894	1,561	1,571

Total interest-earning assets	119,185	116,355	115,181	113,178	111,908	107,682	106,435	105,726
Cash and due from banks	3,008	2,862	2,847	2,850	2,956	2,380	2,359	2,225
Other assets	14,800	14,461	14,417	14,478	14,986	15,015	15,198	15,016
Allowance for loan and lease losses	(1,413)	(1,458)	(1,480)	(1,576)	(1,671)	(1,731)	(1,780)	(1,850)

Total assets	$135,580	$132,220	$130,965	$128,930	$128,179	$123,346	$122,212	$121,117

Liabilities
Interest-bearing liabilities:
Interest checking	$25,478	$24,926	$25,222	$25,911	$24,650	$23,116	$22,796	$23,763
Savings	15,173	15,759	16,509	16,903	17,323	18,026	18,864	19,576
Money market	17,023	15,222	13,942	12,439	11,285	9,693	8,918	7,932
Foreign office	1,439	1,663	2,200	2,017	1,717	1,755	1,418	1,102
Other time	3,936	3,800	3,693	3,616	3,529	3,676	3,859	3,982
Certificates—$100,000 and over	2,998	3,339	3,840	5,576	7,456	7,315	6,519	4,017
Other foreign office	—	—	—	—	—	17	10	40
Federal funds purchased	161	520	606	547	301	464	560	691
Other short-term borrowings	1,481	1,973	2,234	1,808	2,177	1,675	2,867	5,429
Long-term debt	14,855	13,955	12,524	10,313	9,135	7,453	7,552	7,506

Total interest-bearing liabilities	82,544	81,157	80,770	79,130	77,573	73,190	73,363	74,038
Demand deposits	33,301	31,790	31,275	30,626	30,765	30,655	29,682	28,565
Other liabilities	4,052	3,749	3,724	4,274	5,045	5,023	4,908	4,687

Total liabilities	119,897	116,696	115,769	114,030	113,383	108,868	107,953	107,290
Equity	15,683	15,524	15,196	14,900	14,796	14,478	14,259	13,827

Total liabilities and equity	$135,580	$132,220	$130,965	$128,930	$128,179	$123,346	$122,212	$121,117

Average loans and leases (excluding held for sale)	$91,041	$90,799	$90,549	$89,530	$87,895	$87,272	$86,707	$85,903

Average common shares outstanding:
Basic	819,057,247	829,391,505	838,492,046	845,860,065	868,077,089	880,182,513	858,582,710	870,923,074
Diluted	827,831,317	838,324,420	848,245,111	857,923,596	877,510,663	888,111,269	900,625,454	913,163,262

Quarterly Data	Three Months Ended
	December 2014	September 2014	June 2014	March 2014	December 2013	September 2013	June 2013	March 2013
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$40,801	$41,111	$41,364	$40,692	$39,347	$38,260	$37,868	$36,782
Commercial mortgage loans	7,410	7,566	7,807	7,959	8,069	8,058	8,450	8,777
Commercial construction loans	2,071	1,704	1,426	1,220	1,041	879	758	699
Commercial leases	3,721	3,555	3,572	3,577	3,626	3,572	3,570	3,568

Subtotal—commercial	54,003	53,936	54,169	53,448	52,083	50,769	50,646	49,826
Consumer:
Residential mortgage loans	13,582	13,520	13,250	13,275	13,570	13,832	14,513	14,713
Home equity	8,886	8,987	9,056	9,125	9,246	9,356	9,531	9,727
Automobile loans	12,037	12,121	12,050	12,088	11,984	12,072	12,015	11,741
Credit card	2,401	2,317	2,261	2,177	2,294	2,157	2,114	2,043
Other consumer loans and leases	436	384	380	372	381	375	361	317

Subtotal—consumer	37,342	37,329	36,997	37,037	37,475	37,792	38,534	38,541

Total loans and leases	$91,345	$91,265	$91,166	$90,485	$89,558	$88,561	$89,180	$88,367

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$41,313	$41,525	$41,451	$40,409	$38,846	$38,145	$37,636	$36,423
Commercial mortgage loans	7,482	7,637	7,886	7,983	8,051	8,280	8,627	8,978
Commercial construction loans	1,911	1,565	1,364	1,118	955	797	717	700
Commercial leases	3,601	3,576	3,556	3,607	3,579	3,574	3,553	3,557

Subtotal—commercial	54,307	54,303	54,257	53,117	51,431	50,796	50,533	49,658
Consumer:
Residential mortgage loans	13,526	13,342	13,202	13,304	13,544	14,333	14,984	14,866
Home equity	8,937	9,009	9,101	9,194	9,296	9,432	9,625	9,872
Automobile loans	12,073	12,105	12,070	12,023	12,019	12,083	11,887	12,096
Credit card	2,324	2,295	2,232	2,230	2,202	2,140	2,071	2,069
Other consumer loans and leases	414	374	379	370	373	370	373	319

Subtotal—consumer	37,274	37,125	36,984	37,121	37,434	38,358	38,940	39,222

Total average loans and leases	$91,581	$91,428	$91,241	$90,238	$88,865	$89,154	$89,473	$88,880

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$269	$305	$323	$398	$387	$391	$551	$618
Nonaccrual loans held for sale	24	4	5	3	6	11	15	16
Restructured loans—(nonaccrual) held for sale	15	3	—	—	—	—	—	3
Restructured loans and leases (nonaccrual) portfolio	310	315	317	335	364	379	358	333
OREO and other repossessed property(a)	165	176	192	213	229	244	241	259

Total nonperforming assets	$783	$803	$837	$949	$986	$1,025	$1,165	$1,229

Ninety days past due loans and leases	$87	$87	$94	$94	$103	$156	$152	$164

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$241	$267	$249	$301	$287	$310	$356	$323
Commercial mortgage loans	146	121	141	147	146	187	235	260
Commercial construction loans	2	4	10	19	31	34	47	74
Residential mortgage loans	94	111	117	141	165	166	202	221
Home equity and other consumer loans and leases	135	124	128	128	128	84	84	92

Total nonperforming loans and leases (including held for sale)	$618	$627	$645	$736	$757	$781	$924	$970

Credit Charge-Offs ($ in millions)
Gross charge-offs	($215)	($146)	($127)	($190)	($183)	($141)	($145)	($168)
Recoveries	24	31	26	22	35	32	33	$35

Net losses charged off	($191)	($115)	($101)	($168)	($148)	($109)	($112)	($133)

(a)	Excludes OREO related to government insured loans.